MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2017, AS SUPPLEMENTED ON OCTOBER 31, 2017

The date of this Supplement is February 14, 2018.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

1.                  Effective on or about February 5, 2018, NWQ Investment Management Company, LLC (“NWQ”) ceased to be a subadvisor to the Mercer US Small/Mid Cap Equity Fund, and effective February 14, 2018, BNY Mellon Asset Management North America Corporation became a subadvisor to the Mercer US Small/Mid Cap Equity Fund. Upon the effectiveness of such subadviser change, the SAI is amended as described below.

2.                  All references to NWQ and information relating to NWQ in the SAI are hereby deleted.

3.                  In the section titled Subadvisors and Portfolio Managers beginning on page 43 of the SAI, the following information is added relating to BNY Mellon Asset Management North America Corporation, subadvisor to the Mercer US Small/Mid Cap Equity Fund:

BNY Mellon Asset Management North America Corporation (“BNY Mellon”), located at One Boston Place, Boston, MA 02108 serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund. BNY Mellon was established as a corporation organized under the laws of the state of Delaware in 1983*. BNY Mellon AMNA is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation. BNY Mellon AMNA is a registered investment advisor and organized as a corporation in the state of Delaware. BNY Mellon is registered as an investment adviser under the Advisers Act.

*On February 1, 2018, The Boston Company and Standish merged into Mellon Capital, which immediately changed its name to BNY Mellon Asset Management North America (BNY Mellon AMNA). 1983 reflects when our predecessor firm Standish Ayer & Wood was founded. BNY Mellon AMNA registered with the SEC on September 30, 1983, which is the registration date of its predecessor firm, Mellon Capital.

4.                  In Appendix B of the SAI, titled “Proxy Voting Policies” the following Proxy Policies for BNY Mellon Asset Management North America Corporation are hereby added:

BNY Mellon Asset Management North America Corporation

Proxy Voting Policies and Procedures

BNY Mellon Asset Management North America Corporation (“AMNA”) has adopted the proxy voting policy and voting guidelines of The Bank of New York Mellon Corporation’s Proxy Voting and Governance Committee (the “Committee”) which are applied to those client accounts over which it has been delegated the authority to vote proxies. Under this policy, the Committee permits member firms (such as AMNA) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s). In voting proxies, AMNA takes into account long-term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

AMNA will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, AMNA will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. AMNA will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

AMNA recognizes its duty to vote proxies in the best interests of its clients. AMNA seeks to avoid material conflicts of interest through its participation in the Committee, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, AMNA and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with AMNA’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, AMNA may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

5.                  The following information relating to BNY Mellon Asset Management North America Corporation is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer US Small/Mid Cap Equity Fund beginning on page C-11 :

BNY Mellon Asset Management North America Corporation (“BNY Mellon”)

The allocated portion of the Fund’s portfolio managed by BNY Mellon is managed on a team basis. The portfolio manager who is primarily responsible for the day-to-day management of BNY Mellon’s allocated portion of the Fund’s portfolio is David Daglio.

Compensation.

The firm’s rewards program was designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

• Base salary

• Annual cash bonus

• Long-Term Incentive Plan

– Deferred investment

– BNY Mellon restricted stock and/or

– BNY Mellon AMNA equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Ownership of Fund Shares. As of December 31, 2017, Mr. Daglio did not beneficially own any shares of the Fund

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Daglio manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	12	$4.4B
Other Pooled Investment Vehicles*	4	$891M	6	$360M
Other Accounts*	49	$4.6B

*As of December 31, 2017.

Potential Conflicts of Interest.

This disclosure statement is intended to describe the general conflicts of interest that have been identified for BNY Mellon Asset Management North America Corporation Active Equity Product Line (“AMNA Active Equity”) and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1.	Same investment team managing multiple client accounts
2.	Allocation of Investment Opportunities
3.	Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1.	Management of proprietary accounts alongside other accounts
2.	Management of affiliated accounts alongside other accounts
3.	Affiliated brokerage
4.	Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. AMNA Active Equity will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. AMNA Active Equity will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1.	Soft dollars
2.	Broker selection
3.	Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where AMNA Active Equity makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Vendor Management, CEO, Head Trader, CCO and Chairperson of the Brokerage Practices Committee. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by AMNA Active Equity traders and must be on one of the approved broker lists. AMNA A Active Equity has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. AMNA Active Equity has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which AMNA Active Equity may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to AMNA Active Equity. These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Where AMNA Active Equity participates as an investment manager in UMA and SMA (wrap) programs or provides securities recommendations as a non-discretionary investment manager (model accounts) there is a possibility that such accounts will trade behind fully discretionary accounts (sequenced trading), trade alongside fully discretionary accounts (simultaneous trading) or be traded in a coordinated manner across the respective trading desks. The methodology employed will depend upon certain factors, including but not limited to, the liquidity profile of the investment strategy and total AUM of the relevant investment strategy.

Personal Interests

1.	Personal trading
2.	Outside affiliations and directorship
3.	Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at AMNA Active Equity.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: AMNA Active Equity has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

AMNA Active Equity has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

AMNA Active Equity has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing
2.	Product development
3.	Disclosure practices
4.	Error correction
5.	Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, AMNA Active Equity has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a

Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, AMNA Active Equity’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

AMNA Active Equity participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

4.                  Effective January 23, 2018, Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is independent legal counsel to the Independent Trustees.